                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):  October 2, 2000


                                  DYNEGY INC.
             (Exact Name of Registrant as Specified in its Charter)



          ILLINOIS                 1-11156                   74-2928353
(State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                         Identification No.)
         1000 LOUISIANA, SUITE 5800
               HOUSTON, TEXAS                        77002
   (Address of Principal Executive Offices)       (Zip Code)


      Registrant's telephone number, including area code:  (713) 507-6400

ITEM 5.  OTHER EVENTS

     On October 2, 2000, Dynegy Inc., an Illinois corporation (the "Company"), entered into a Placement Agreement, a copy of which is attached as Exhibit 1.1 hereto, with the placement agents named therein relating to the offer and sale of 10,000,000 shares of the Company's Class A common stock, no par value (the "Class A Common Stock") in a public offering (the "Offering"). The Class A Common Stock was registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf registration statement on Form S-3 (File
No. 333-46634). The closing respecting the sale of the 10,000,000 shares of Class A common stock by the Company occurred on October 5, 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements - Not applicable

(b)  Pro-Forma Financial Information - Not applicable

(c)  Exhibits


1.1 Placement Agreement dated October 2, 2000, among the Company and the placement agents named therein.

5.1    Opinion of Vinson & Elkins L.L.P., as to the validity of the securities.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           DYNEGY INC.


Dated:  October 6, 2000                    By:  /s/ LISA Q. METTS
                                                ------------------------------
                                           Name:  Lisa Q. Metts
                                           Title: Vice President

                                 EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
-------       -----------

  1.1 Placement Agreement dated October 2, 2000, among the Company and the placement agents named therein.

  5.1 Opinion of Vinson & Elkins L.L.P., as to the validity of the securities.